Amplify Cash Flow Dividend Leaders ETF
Schedule of Investments
January 31, 2024 (Unaudited)

COMMON STOCKS - 98.8%	Shares	Value
Communication Services - 9.2%
AT&T, Inc.	3,892	$68,849
Comcast Corp. - Class A	4,200	195,468
Fox Corp. - Class A	2,660	85,918
Interpublic Group of Cos., Inc.	1,652	54,499
Nexstar Media Group, Inc.	1,232	218,939
Omnicom Group, Inc.	728	65,797
		689,470

Consumer Discretionary - 21.0%
Academy Sports & Outdoors, Inc.	3,192	200,235
American Eagle Outfitters, Inc.	2,884	57,161
Best Buy Co., Inc.	756	54,802
Brunswick Corp.	2,128	171,687
Dick's Sporting Goods, Inc.	364	54,261
eBay, Inc.	4,200	172,494
Harley-Davidson, Inc.	2,380	77,231
Lear Corp.	392	52,097
Macy's, Inc.	7,308	133,663
Signet Jewelers Ltd.	896	89,134
Tapestry, Inc.	2,072	80,373
Thor Industries, Inc.	1,680	189,875
VF Corp.	3,640	59,914
Williams-Sonoma, Inc.	896	173,277
		1,566,204

Energy - 21.9%
Cheniere Energy, Inc.	1,008	165,302
EQT Corp.	1,372	48,569
Exxon Mobil Corp.	672	69,088
HF Sinclair Corp.	1,484	83,831
Magnolia Oil & Gas Corp. - Class A	3,332	68,706
Marathon Oil Corp.	7,392	168,907
Marathon Petroleum Corp.	756	125,194
Matador Resources Co.	3,248	178,283
Murphy Oil Corp.	1,652	63,932
Ovintiv, Inc.	4,228	179,352
Patterson-UTI Energy, Inc.	5,936	65,830
PBF Energy, Inc. - Class A	3,416	172,542
Permian Resources Corp.	4,760	64,165
SM Energy Co.	1,232	45,683
Valero Energy Corp.	980	136,122
		1,635,506

Financials - 3.4%
Fidelity National Financial, Inc.	2,996	149,889
Fidelity National Information Services, Inc.	700	43,582
Franklin Resources, Inc.	2,212	58,906
		252,377

Health Care - 1.6%
Bristol-Myers Squibb Co.	1,428	69,787
McKesson Corp.	106	52,988
		122,775

Industrials - 19.6%
AGCO Corp.	1,512	184,963
Allison Transmission Holdings, Inc.	1,232	74,585
Boise Cascade Co.	554	75,045
Concentrix Corp.	1,848	164,232
Dun & Bradstreet Holdings, Inc.	4,676	54,195
Genpact Ltd.	5,068	181,941
ManpowerGroup, Inc.	2,324	172,301
Owens Corning	1,260	190,928
Timken Co.	2,352	192,652
UFP Industries, Inc.	1,540	174,713
		1,465,555

Information Technology - 5.3%
Dell Technologies, Inc. - Class C	2,576	213,499
Skyworks Solutions, Inc.	1,757	183,536
		397,035

Materials - 16.8%
Berry Global Group, Inc.	2,688	175,956
CF Industries Holdings, Inc.	2,336	176,391
Commercial Metals Co.	3,836	200,317
Eagle Materials, Inc.	280	63,358
Graphic Packaging Holding Co.	1,932	49,285
Mosaic Co.	4,956	152,199
Olin Corp.	1,204	62,692
Reliance Steel & Aluminum Co.	662	188,949
Westlake Corp.	1,344	185,942
		1,255,089
TOTAL COMMON STOCKS (Cost $7,116,024)		7,384,011

SHORT-TERM INVESTMENTS - 1.1%
Money Market Funds - 1.1%
Invesco Government & Agency Portfolio - Institutional Class, 5.25%(a)	85,377	85,377
TOTAL SHORT-TERM INVESTMENTS (Cost $85,377)		85,377

TOTAL INVESTMENTS - 99.9% (Cost $7,201,401)		7,469,388
Other Assets in Excess of Liabilities - 0.1%		6,124
TOTAL NET ASSETS - 100.0%		$7,475,512

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	The rate shown represents the 7-day effective yield as of January 31, 2024.

Security Valuation
In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value for the period ended January 31, 2024 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the period ended January 31, 2024, there have been no significant changes to the Funds’ fair valuation methodologies.

Common stocks, preferred stock, and other equity securities listed on any national or foreign exchange (excluding Nasdaq) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end and closed-end investment companies which are priced as equity securities. Exchange-traded options will be valued at the current mean price where such contracts are principally traded. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Fixed income securities will be valued at the mean price. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at the current market price. If there is no current market available then the securities will be valued at cost and adjusted for amortization of premiums and accretions of discounts. Swaps will be valued by using the market close price of the underlying holdings. Futures contracts will be valued at the settlement price. If there is no current market price available, then the securities will be valued at the last trade price.

The Trust’s Valuation Procedures provide for the designation of the Adviser as “Valuation Designee”. If no quotation is available from either a pricing service, or one or more brokers or there is reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith, by the Valuation Designee pursuant to procedures established by the Funds’ Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of January 31, 2024:

Amplify Cash Flow Dividend Leaders ETF
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$7,384,011	$–	$–	$7,384,011
Money Market Funds	85,377	–	–	85,377
Total Assets	$7,469,388	$–	$–	$7,469,388

Refer to the Schedule of Investments for industry classifications.

 For the period ended January 31, 2024, there were no transfers into or out of Level 3 for the Fund.